UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 22, 2019

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ARES	New York Stock Exchange
Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 22, 2019, certain executive officers and directors of the Company (each, a “Plan Participant”) entered into Rule 10b5-1 Trading Plans to sell shares of the Company’s Class A common stock. Under their respective Rule 10b5-1 Trading Plans, Michael J Arougheti may sell up to 1,000,000 shares and R. Kipp deVeer may sell up to 500,000 shares, in each case, subject to any applicable volume limitations. Related sales under Mr. Arougheti’s Rule 10b5-1 Trading Plan is scheduled to begin as early as June 21, 2019, and his Rule 10b5-1 Trading Plan is scheduled to terminate no later than July 1, 2020. Related sales under Mr. deVeer’s Rule 10b5-1 Trading Plan is scheduled to begin as early as June 20, 2019, and his Rule 10b5-1 Trading Plan is scheduled to terminate no later than June 20, 2020. Each of the Rule 10b5-1 Trading Plans was entered into for estate planning purposes.

A Rule 10b5-1 Trading Plan is a written document that pre-establishes the amounts, prices and dates (or formulas for determining the amounts, prices and dates) of future purchases or sales of the Company’s common stock, including shares issued upon exercise of stock options or vesting of restricted stock units or performance shares.

Each Plan Participant’s Rule 10b5-1 Trading Plan was adopted during an authorized trading period and when such Plan Participant was not in possession of material non-public information. The transactions under each Plan Participant’s Rule 10b5-1 Trading Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

Other officers, insiders and employees of the Company may from time to time establish stock trading plans under Rule 10b5-1. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 Trading Plans of the Company’s officers or directors.

By furnishing the information in this Item 8.01, the Company is making no admission as to the materiality of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: May 29, 2019

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Executive Vice President, Chief Financial Officer & Chief Operating Officer

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